UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Jennison Small Company
Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2007

Date of reporting period:	9/30/2007

Item 1 – Reports to Stockholders

SEPTEMBER 30, 2007	ANNUAL REPORT

Jennison Small Company Fund, Inc.

FUND TYPE

Small-capitalization stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 15, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Small Company Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Small Company Fund, Inc.

Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Company Fund, Inc. is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.17%; Class B, 1.87%; Class C, 1.87%; Class L, 1.37%; Class M, 1.87%; Class R, 1.62%; Class X, 1.87%; Class Z, 0.87%. Net operating expenses apply to: Class A, 1.12%; Class B, 1.87%; Class C, 1.87%; Class L, 1.37%; Class M, 1.87%; Class R, 1.37%; Class X, 1.87%; Class Z, 0.87%, after contractual reduction through 1/31/2008.

Cumulative Total Returns as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	20.16%	170.89%	102.68%	—
Class B	19.28	161.19	88.13	—
Class C	19.28	161.19	88.13	—
Class L	N/A	N/A	N/A	11.35% (3/5/07)
Class M	N/A	N/A	N/A	10.90 (3/5/07)
Class R	19.80	N/A	N/A	74.77 (5/10/04)
Class X	N/A	N/A	N/A	11.03 (3/5/07)
Class Z	20.20	173.68	107.54	—
Russell 2500™ Index[2]	15.17	144.23	142.06	**
S&P SmallCap 600 Index[3]	14.93	135.93	145.83	***
Lipper Small-Cap Core Funds Avg.[4]	13.40	130.93	130.64	****

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Average Annual Total Returns[5] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	13.55%	20.68%	6.71%	—
Class B	14.28	21.08	6.52	—
Class C	18.28	21.17	6.52	—
Class L	N/A	N/A	N/A	N/A (3/5/07)
Class M	N/A	N/A	N/A	N/A (3/5/07)
Class R	19.80	N/A	N/A	17.89% (5/10/04)
Class X	N/A	N/A	N/A	N/A (3/5/07)
Class Z	20.20	22.31	7.57	—
Russell 2500™ Index[2]	15.17	19.55	9.24	**
S&P SmallCap 600 Index[3]	14.93	18.73	9.41	***
Lipper Small-Cap Core Funds Avg.[4]	13.40	18.00	8.26	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge. Class L shares are closed to most new purchases (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden Funds).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Russell 2500 Index, S&P SmallCap 600 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

3The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors.

4The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after

Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 2500 Index Closest Month-End to Inception cumulative total returns are 3.31% for Class L, M, and X; 56.15% for Class R. Russell 2500 Index Closest Month-End to Inception average annual total return is 13.93% for Class R. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

***S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are 5.00% for Class L, M, and X; 57.78% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total return is 14.28% for Class R. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

****Lipper Average Closest Month-End to Inception cumulative total returns are 3.16% for Class L, M, and X; 50.19% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 12.52% for Class R. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the Russell 2500 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/07
SBA Communications Corp. (Class A), Wireless Telecommunication Services	2.4%
Insight Enterprises, Inc., Electronic Equipment & Instruments	2.1
Denbury Resources, Inc., Oil, Gas & Consumable Fuels	2.0
StanCorp Financial Group, Inc., Insurance	1.7
IDEX Corp., Machinery	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/07
Machinery	7.7%
Health Care Providers & Services	7.1
Commercial Services & Supplies	7.0
Health Care Equipment & Supplies	4.7
Oil, Gas & Consumable Fuels	4.6

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Small Company Fund’s Class A shares returned 20.16% for the 12-month reporting period ended September 30, 2007, easily topping the 15.17% return of its benchmark, the Russell 2500™ Index, and the 13.40% return of the Lipper Small Cap Core Funds Average.

What were market conditions like for small- and mid-cap stocks during the period?

While the U.S. equity market posted strong returns in the first few months of the reporting period, the U.S. small- and mid-cap sectors were volatile for most of the remainder of the period. The overall trend, however, was upward. Recent credit concerns prompted defensive investor behavior in the form of aggressive selling by “quant” hedge funds, which utilize computer programs to uncover attractive investment opportunities in stocks, bonds, and other assets. This action triggered a downturn in less-liquid equities, most notably smaller-cap stocks. The credit problems that spread from U.S. subprime mortgages (home loans made to the least creditworthy borrowers) prompted central banks around the world to inject money into their monetary systems, to help ensure that financial markets had enough liquidity. The Russell 2500™ Index finished in the middle of the pack for the fiscal year, while mid and large caps led the way and small caps were well behind all market capitalization groups as defined by the Russell Indexes.

What holdings made the largest positive contributions to the Fund’s return?

Dobson Communications, a wireless service company that provides data for Internet operations, was the greatest contributor to the Fund’s performance, following its announced acquisition by AT&T at a 17% premium. We are very bullish on telecom providers, and in general believe that holdings in this segment are attractive long-term investments. SBA Communications, an independent owner and operator of wireless communications towers, also added significantly to the Fund’s annual returns (please see Comments on Largest Holdings below.)

Eaton Vance was another top performer, as it has been for the last several years. Like other asset management firms, it continues to benefit from the accumulation of investment assets from Baby Boomers planning for retirement. Although the company experienced a sell-off recently as a response to broad market volatility, assets under management continue to grow at impressive rates. We remain confident in its management team’s strategy for growth.

GSI Commerce is a provider of e-commerce services that enable retailers to conduct online sales in the U.S. and abroad. Despite the currently weak retail environment, we expect GSI to benefit from online retail sales growth during the fourth quarter, which is usually its strongest seasonal period. Shares of GSI did particularly well

Jennison Small Company Fund, Inc.	5

Strategy and Performance Overview (continued)

during the fiscal year because the company continued to add customers and grow revenues while controlling costs. The company’s acquisition of e-commerce solutions provider Accretive Commerce Inc. helped to boost returns.

Baltimore-based FTI Consulting is a global consulting firm offering services to organizations dealing with legal and financial concerns. FTI addresses issues ranging from fraud and malpractice to copyright infringement and the financial impact of government regulations. We expect FTI to continue to perform well as it is seeing strong demand across most of its consulting segments. Shares of FTI exceeded analyst expectations and appreciated over 100% during the period. Higher revenues have been recorded in most of FTI’s segments. Also, favorable tax rates through their growing international presence have helped the company’s earnings.

Illinois-based Stericycle, Inc. manages medical waste, infection control, and expired or recalled pharmaceutical returns. The medical waste segment of its business has helped drive Stericycle’s growth. Hospitals and drug makers, burdened by increased regulations, prefer to outsource these operations to experts. With plenty of room to expand into global markets, we believe Stericycle is well-positioned for continued, sustainable growth.

Denbury Resources has experienced consistent growth in earnings and share price appreciation during the period. (Please see Comments on Largest Holdings below.)

What holdings detracted most from the Fund’s return?

The three greatest detractors from returns were all from the consumer discretionary sector: Pool Corp., Coldwater Creek, and The Children’s Place.

Pool Corporation operates as a wholesale distributor of swimming pool supplies, equipment, chemicals, replacement parts, and complementary items in North America and Europe. Until last year, strength in the housing market proved a significant tailwind for Pool Corp. The company was growing considerably because it was gaining market share in its operations and through acquisitions. Unfortunately, Pool Corp. expanded during a real estate downturn, opening a record number of new sales centers in addition to acquiring two companies in the residential irrigation business. Weak markets in Florida, Arizona, and California have negatively impacted new pool construction. Wet weather in Texas also led to a drop-off in the company’s maintenance sales. We do not estimate strong growth or profitability for the remainder of 2007 and therefore sold our shares. We may revisit Pool Corp. at a more opportune time.

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Many specialty retailers have recently reported weak sales and higher markdowns. Shares of women’s apparel producer Coldwater Creek slid during the first quarter of 2007. Overall, we believe Coldwater Creek has the potential for strong earnings when the retail market rebounds. The company already has prepared for lower inventories for the rest of 2007 by focusing on direct sourcing, which should help support profits in the current retail downturn.

However, we are increasingly concerned with fundamentals of apparel retailers in general and are carefully evaluating our holdings in this area. During the reporting period, shares of retailer The Children’s Place suffered due to an options investigation (now completed), choppy 2006 holiday sales, and disappointing merchandising strategies, among other issues. As a result, we sold the Fund’s entire position in shares of The Children’s Place in July 2007.

From the technology sector, TIBCO Software experienced a steep decline. TIBCO is a business integration and process management software company that provides software that enables operations between systems applications and information sources. We believe there is a high potential of value within the TIBCO customer base. However, shares declined sharply following a disappointing August quarter. The company cited large deal deferrals as a reason. They expect a significant amount of the lost business to return in the November quarter, which has been their strongest fiscal quarter. In our opinion, poor sales execution during the quarter may also be attributed to the departure of one of their sales leaders. We are optimistic they can recover from this situation.

Did anything else materially affect the Fund’s relative performance?

Every sector in the Fund showed positive returns and many generated returns of more than 20%, including materials, telecom services, energy, healthcare, industrials and financials. Compared to the Russell 2500™ Index, the Fund had a significant underweight exposure to the financials sector—the only underperforming sector in the benchmark index for the period. The Fund’s gains in this sector were boosted by strong stock selection. Furthermore, the Fund benefited from an overweight exposure to the energy and telecom services sectors and from good stock selection within these groups. On the other hand, weak stock selection in the information technology sector detracted from the Fund’s performance.

The Fund’s underweight exposure to the financials sector, particularly shares of banks and homebuilders, contributed significantly to strong performance relative to the Russell 2500™ Index. While the impact of the recent U.S. subprime mortgage problem and credit crunch is most apparent when looking at the past few months, the overall

Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

effects have been building for quite some time. Our outlook was cautious as we anticipated and experienced slowing economic growth with some acceleration in the core inflation rate this year. The impact of past increases in short-term interest rates by the Federal Open Market Committee (FOMC), a significant slowdown in the housing sector, and rising energy and other commodity prices have resulted in a slowdown in economic activity. The Fund was underweight in the consumer areas and overweight in energy, which were key factors in its performance.

Were there significant changes to the portfolio?

Over the last few years, we have seen significant merger and acquisition (M&A) activity in the Fund. However, the premium paid for KOS Pharmaceuticals, which manufactures drugs for the treatment of chronic cardiovascular, metabolic, and respiratory diseases, is one of the largest that we’ve experienced. The company received a takeover bid from Abbott Laboratories for about $3.7 billion, and shares of KOS surged more than 50%. We then decided to close our position, as we did not believe there was significant upside potential from that price.

We also took profits in Eaton Vance, which has been growing rapidly. We directed the proceeds to add to existing holdings and purchase new positions. Digital River provides outsourced e-commerce services to software and high-tech industries, and retailers in the United States, Europe, and other countries. For the two years that we held Digital River, its shares performed very well and we took profits. While we believe the long-term outlook of the company is strong, we have some concerns over management turnover and its ability to sustain growth. We decided to trim and then fully exit our position.

On the other hand, Montpelier, a provider of global property and casualty reinsurance and insurance products, resulted in a loss when we sold its shares in August 2007. The company faced an increase in risk due to changes in industry trends, in addition to volatility and uncertainty in the financial sector. We originally bought shares of Montpelier when its stock price fell as a result of expected losses from Hurricane Katrina in October 2005. The company then reported lower than expected second-quarter results at the end of July, mostly due to higher-than-expected flood losses in the United Kingdom and Australia.

One of our successful purchases during the period was NTELOS Holdings Corp., which is a provider of wireless and wireline communications services primarily in Virginia and West Virginia. We believe NTELOS is in a good position to experience solid growth and we expect to see a material increase in earnings going forward. The company has reported very strong results since we bought its shares and has also

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extended its wholesale agreement with Sprint until 2015, which will provide minimum monthly revenues. The company is currently generating cash flow and encouraging management to pay quarterly dividends that equate to an annual yield of about 2.2%.

Healthcare company ArthroCare has also proven to be a good investment, as shares have appreciated over 61% since we initiated our position in March 2007. The company develops, manufactures, and markets surgical products, many of which are based on its proprietary Coblation technology that is used primarily in orthopedic and spinal surgery. This patent-protected technology enables physicians to perform minimally invasive surgery which only removes the desired tissue and spares the surrounding area. The recovery time is also faster when Coblation is used in comparison with other available procedures.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Small Company Fund, Inc.	9

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/07.

2.4%	SBA Communications Corp./Wireless Telecommunication Services

SBA Communications is an independent owner and operator of wireless communications towers that leases antenna space to wireless service providers. The company leases antenna space to wireless service providers on towers and other structures that it owns and operates in the United States. In our opinion, the current environment for the tower industry is extremely attractive as wireless carriers focus on broadening their existing networks, expanding into new markets, and deploying WiMAX services; all of which require increased spending on tower space. These underlying dynamics coupled with strong recurring revenues, built-in revenue growth as a result of contractual rent escalators, and huge operating leverage make this what we believe to be one of the most attractive investments in the Fund.

2.1%	Insight Enterprises, Inc./Electronic Equipment & Instruments

Insight Enterprises is a brand-name IT hardware, software, and services provider focused on small to medium-sized businesses. We continue to believe that this is a fundamentally strong company, which is growing at or above industry levels in most of their segments. Furthermore, there is clearly a pick-up in U.S. enterprise demand, which adds to our optimism.

2.0%	Denbury Resources, Inc./Oil, Gas & Consumable Fuels

Denbury Resources is an independent oil and gas company based in Texas that has a strong presence in the Gulf Coast region of the U.S. We consider Denbury’s unique ability to acquire carbon dioxide reserves and use it to increase oil production from previously depleted oil fields a significant benefit to their position within the industry. We expect the company will continue to experience solid organic growth led by a strategic management team.

1.7%	StanCorp Financial Group, Inc./Insurance

StanCorp Financial Group is an insurance company whose products and services cover both insurance and asset management. We think the company is able to build capital at an impressive rate, allowing it to consider tactical acquisitions and/or opportunistically repurchase stock. In addition, StanCorp’s retirement plans are performing well and its bond portfolio has no subprime exposure, which leaves it relatively immune to the recent tumult in the credit market.

1.5%	IDEX Corp./Machinery

IDEX is an industrial company specializing in fluid and metering technologies, dispensing equipment, and fire, safety and other diversified products. They have a variety of products that are used in many end markets and segments. We believe IDEX possesses a superior growth profile with strong cash generation and a solid balance sheet.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2007, at the beginning of the period, and held through the six-month period ended September 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison Small Company Fund, Inc.	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,083.30	1.15%	$6.01
	Hypothetical	$1,000.00	$1,019.30	1.15%	$5.82

Class B	Actual	$1,000.00	$1,078.90	1.90%	$9.90
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class C	Actual	$1,000.00	$1,079.50	1.90%	$9.90
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class L	Actual	$1,000.00	$1,082.20	1.40%	$7.31
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class M	Actual	$1,000.00	$1,077.70	1.90%	$9.90
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class R	Actual	$1,000.00	$1,081.80	1.40%	$7.31
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class X	Actual	$1,000.00	$1,079.50	1.90%	$9.90
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class Z	Actual	$1,000.00	$1,082.30	0.90%	$4.70
	Hypothetical	$1,000.00	$1,020.56	0.90%	$4.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.4%
COMMON STOCKS

Aerospace & Defense 1.7%
260,100	Esterline Technologies Corp.(a)	$14,838,705
397,300	Moog, Inc. (Class A)(a)(b)	17,457,362

		32,296,067

Capital Markets 1.3%
586,300	Eaton Vance Corp.(b)	23,428,548

Chemicals 0.9%
564,300	Nalco Holdings Co.	16,731,495

Commercial Banks 1.6%
137,200	BOK Financial Corp.	7,053,452
1,350,900	UCBH Holdings, Inc.	23,613,732

		30,667,184

Commercial Services & Supplies 7.0%
498,800	Administaff, Inc.	18,106,440
329,000	FTI Consulting, Inc.(a)(b)	16,551,990
573,200	Knoll, Inc.(b)	10,168,568
539,900	Mobile Mini, Inc.(a)(b)	13,043,984
628,900	Resources Connection, Inc.	14,559,035
838,300	RSC Holdings, Inc.(a)(b)	13,748,120
497,700	Stericycle, Inc.(a)(b)	28,448,532
498,800	Waste Connections, Inc.(a)(b)	15,841,888

		130,468,557

Communications Equipment 2.9%
696,000	ADTRAN, Inc.(b)	16,028,880
606,913	Avocent Corp.(a)(b)	17,673,307
1,173,000	Foundry Networks, Inc.(a)	20,844,210

		54,546,397

Computers & Peripherals 1.1%
310,100	Brocade Communications Systems, Inc.(a)	2,654,456
811,100	Emulex Corp.(a)(b)	15,548,787
601,600	On Track Innovations Ltd.(a)(b)	2,881,664

		21,084,907

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Construction & Engineering 0.9%
1,876,500	Great Lakes Dredge & Dock Corp.(a)(b)	$16,438,140

Consumer Finance 1.1%
257,600	Alliance Data Systems Corp.(a)	19,948,544

Diversified Consumer Services 1.7%
448,500	Bright Horizons Family Solutions, Inc.(a)(b)	19,213,740
368,900	School Specialty, Inc.(a)(b)	12,775,007

		31,988,747

Diversified Telecommunication Services 3.4%
546,000	Fairpoint Communications, Inc.	10,297,560
914,800	Iowa Telecommunications Services, Inc.	18,158,780
669,000	Ntelos Holdings Corp.	19,708,740
643,100	Time Warner Telecom (Class A)(a)(b)	14,128,907

		62,293,987

Electric Utilities 0.6%
497,200	El Paso Electric Co.(a)	11,500,236

Electrical Equipment 0.8%
272,800	Hubbell, Inc. (Class B)	15,582,336

Electronic Equipment & Instruments 2.4%
1,495,500	Insight Enterprises, Inc.(a)(b)	38,598,855
252,700	Tektronix, Inc.(b)	7,009,898

		45,608,753

Energy Equipment & Services 3.4%
283,200	Exterran Holdings, Inc.(a)(b)	22,752,288
139,300	Oceaneering International, Inc.(a)	10,558,940
529,100	Pride International, Inc.(a)	19,338,605
152,200	W-H Energy Services, Inc.(a)(b)	11,224,750

		63,874,583

Food & Staples Retailing 3.0%
935,800	Performance Food Group Co.(a)(b)	28,195,654
1,032,300	United Natural Foods, Inc.(a)(b)	28,099,206

		56,294,860

Health Care Equipment & Supplies 4.7%
172,200	Arthrocare Corp.(a)(b)	9,624,258

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

317,800	Beckman Coulter, Inc.	$23,440,928
423,300	FoxHollow Technologies, Inc.(a)	11,175,120
177,615	Integra LifeSciences Holdings Corp.(a)(b)	8,628,537
293,590	Resmed, Inc.(a)(b)	12,586,203
442,800	Respironics, Inc.(a)	21,267,684

		86,722,730

Health Care Providers & Services 7.1%
833,500	Centene Corp.(a)(b)	17,928,585
365,100	HealthExtras, Inc.(a)(b)	10,160,733
467,300	Henry Schein, Inc.(a)(b)	28,430,532
498,000	MWI Veterinary Supply, Inc.(a)	18,799,500
338,200	PSS World Medical, Inc.(a)(b)	6,469,766
218,000	Sierra Health Services, Inc.(a)	9,197,420
580,500	Sunrise Senior Living, Inc.(a)(b)	20,532,285
358,500	Universal Health Services, Inc.	19,509,570

		131,028,391

Health Care Technology 0.5%
141,000	Cerner Corp.(a)(b)	8,433,210

Hotels, Restaurants & Leisure 3.2%
766,100	Cheesecake Factory (The)(a)(b)	17,980,367
326,300	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	6,144,229
508,700	Morgans Hotel Group Co.(a)(b)	11,064,225
281,800	Rare Hospitality International, Inc.(a)	10,739,398
310,400	Red Robin Gourmet Burgers, Inc.(a)(b)	13,316,160

		59,244,379

Insurance 3.2%
492,500	Aspen Insurance Holdings Ltd.(b)	13,745,675
378,800	Axis Capital Holdings Ltd.	14,739,108
640,900	StanCorp Financial Group, Inc.	31,730,959

		60,215,742

Internet & Catalog Retail 1.1%
756,600	GSI Commerce, Inc.(a)(b)	20,125,560

Internet Software & Services 1.0%
99,500	Equinix, Inc.(a)(b)	8,824,655
550,600	Switch & Data Facilities Co., Inc.(a)	8,969,274

		17,793,929

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

IT Services 0.8%
418,500	Wright Express Corp.(a)(b)	$15,271,065

Life Sciences Tools & Services 1.0%
303,500	Varian, Inc.(a)(b)	19,305,635

Machinery 7.7%
391,600	Actuant Corp. (Class A)	25,442,252
322,400	AGCO Corp.(a)(b)	16,368,248
521,000	Graco, Inc.(b)	20,376,310
782,039	IDEX Corp.(b)	28,458,398
146,300	Kaydon Corp.(b)	7,606,137
334,200	Nordson Corp.(b)	16,780,182
782,800	Pentair, Inc.(b)	25,973,304

		141,004,831

Media 2.0%
1,740,700	Entravision Communications Corp. (Class A)(a)(b)	16,049,254
941,500	Regal Entertainment Group (Class A)(b)	20,665,925

		36,715,179

Metals & Mining 2.1%
224,300	Agnico-Eagle Mines, Ltd.(b)	11,170,140
324,500	Century Aluminum Co.(a)(b)	17,084,925
357,600	Royal Gold, Inc.(b)	11,711,400

		39,966,465

Oil, Gas & Consumable Fuels 4.6%
829,300	Denbury Resources, Inc.(a)(b)	37,061,417
430,800	Quicksilver Resources, Inc.(a)(b)	20,269,140
612,950	Range Resources Corp.	24,922,547
113,400	SemGroup Energy Partners LP(a)	3,287,466

		85,540,570

Pharmaceuticals 2.1%
523,500	KV Pharmaceutical Co. (Class A)(a)(b)	14,972,100
635,280	Medicis Pharmaceutical Corp. (Class A)(b)	19,382,393
253,000	Perrigo Co.	5,401,550

		39,756,043

Real Estate Investments Trusts 2.1%
1,520,800	Annaly Capital Management, Inc.(b)	24,226,344

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

611,200	Sunstone Hotel Investors, Inc.	$15,671,168

		39,897,512

Road & Rail 2.9%
1,900,733	Heartland Express, Inc.(b)	27,142,467
725,250	Knight Transportation, Inc.(b)	12,481,553
352,400	Landstar System, Inc.	14,790,228

		54,414,248

Semiconductors & Semiconductor Equipment 4.6%
535,600	ATMI, Inc.(a)(b)	15,934,100
1,275,800	Integrated Device Technology, Inc.(a)	19,749,384
448,900	Intersil Corp. (Class A)	15,006,727
2,299,400	PMC - Sierra, Inc.(a)(b)	19,291,966
513,100	Power Integrations, Inc.(a)(b)	15,244,201

		85,226,378

Software 2.6%
761,500	Commvault Systems, Inc.(a)(b)	14,102,980
1,102,300	Quest Software, Inc.(a)(b)	18,915,468
1,967,000	TIBCO Software, Inc.(a)	14,536,130

		47,554,578

Specialty Retail 0.9%
718,400	Coldwater Creek, Inc.(a)(b)	7,801,824
420,200	Urban Outfitters, Inc.(a)	9,160,360

		16,962,184

Textiles, Apparel & Luxury Goods 0.8%
375,800	Warnaco Group, Inc.(a)(b)	14,682,506

Trading Companies & Distributors 0.7%
603,200	Interline Brands, Inc.(a)	13,867,568

Transportation Infrastructure 0.6%
294,200	Macquarie Infrastructure Co. LLC(b)	11,353,178

Water Utilities 1.0%
229,400	American States Water Co.(b)	8,946,600
460,800	Aqua America, Inc.(b)	10,450,944

		19,397,544

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Wireless Telecommunication Services 4.3%
305,100	Clearwire Corp. (Class A)(a)(b)	$7,456,644
2,136,500	Dobson Communications Corp. (Class A)(a)(b)	27,325,835
1,276,600	SBA Communications Corp. (Class A)(a)	45,038,448

		79,820,927

	Total long-term investments (cost $1,497,289,756)	1,777,053,693

SHORT-TERM INVESTMENT 39.6%

Affiliated Money Market Mutual Fund
738,698,695	Dryden Core Investment Fund - Taxable Money Market Series (cost $738,698,695; includes $669,315,503 of cash collateral received for securities on loan) (Note 3)(c)(d)	738,698,695

	Total Investments 135.0% (cost $2,235,988,451; Note 5)	2,515,752,388
	Liabilities in excess of other assets (35.0%)	(652,921,349)

	Net Assets 100.0%	$1,862,831,039

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $634,167,314; cash collateral of $669,315,503 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2007 was as follows:

Affiliated Money Market Mutual Fund (including 35.9% of collateral received for securities on loan)	39.6%
Machinery	7.7
Health Care Providers & Services	7.1
Commercial Services & Supplies	7.0
Health Care Equipment & Supplies	4.7
Oil, Gas & Consumable Fuels	4.6
Semiconductors & Semiconductor Equipment	4.6
Wireless Telecommunication Services	4.3
Diversified Telecommunication Services	3.4
Energy Equipment & Services	3.4
Hotels, Restaurants & Leisure	3.2
Insurance	3.2
Food & Staples Retailing	3.0
Communications Equipment	2.9
Road & Rail	2.9
Software	2.6
Electronic Equipment & Instruments	2.4
Metals & Mining	2.1
Pharmaceuticals	2.1
Real Estate Investments Trusts	2.1
Media	2.0
Aerospace & Defense	1.7
Diversified Consumer Services	1.7
Commercial Banks	1.6
Capital Markets	1.3
Computers & Peripherals	1.1
Consumer Finance	1.1
Internet & Catalog Retail	1.1
Internet Software & Services	1.0
Life Sciences Tools & Services	1.0
Water Utilities	1.0
Chemicals	0.9
Construction & Engineering	0.9
Specialty Retail	0.9
Electrical Equipment	0.8
IT Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Trading Companies & Distributors	0.7
Electric Utilities	0.6
Transportation Infrastructure	0.6
Health Care Technology	0.5

135.0
Liabilities in excess of other assets	(35.0)

100.0%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	19

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Investments at value, including securities on loan of $634,167,314:
Unaffiliated investments (cost $1,497,289,756)	$1,777,053,693
Affiliated investments (cost $738,698,695)	738,698,695
Cash	1,345,651
Receivable for investments sold	15,013,296
Receivable for Fund shares sold	8,706,069
Dividends receivable	1,982,473
Prepaid expenses	31,265

Total assets	2,542,831,142

Liabilities
Payable to broker for collateral for securities on loan	669,315,503
Payable for investments purchased	5,262,666
Payable for capital stock repurchased	3,523,235
Management fee payable	1,014,834
Distribution fee payable	364,806
Accrued expenses	362,426
Transfer agent fee payable	146,633
Deferred directors’ fees	10,000

Total liabilities	680,000,103

Net Assets	$1,862,831,039

Net assets were comprised of:
Common stock, at par	$841,636
Paid-in capital in excess of par	1,538,541,965

1,539,383,601
Undistributed net investment income	4,632,865
Accumulated net realized gain on investments	39,050,636
Net unrealized appreciation on investments	279,763,937

Net assets, September 30, 2007	$1,862,831,039

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($941,911,947 ÷ 41,866,895 shares of common stock issued and outstanding)	$22.50
Maximum sales charge (5.50% of offering price)	1.31

Maximum offering price to public	$23.81

Class B
Net asset value, offering price and redemption price per share
($65,430,078 ÷ 3,651,674 shares of common stock issued and outstanding)	$17.92

Class C
Net asset value, offering price and redemption price per share
($131,200,931 ÷ 7,322,769 shares of common stock issued and outstanding)	$17.92

Class L
Net asset value, offering price and redemption price per share
($10,782,562 ÷ 481,915 shares of common stock issued and outstanding)	$22.37
Maximum sales charge (5.75% of offering price)	1.36

Maximum offering price to public	$23.73

Class M
Net asset value, offering price and redemption price per share
($20,456,730 ÷ 1,142,472 shares of common stock issued and outstanding)	$17.91

Class R
Net asset value, offering price and redemption price per share
($12,701,039 ÷ 568,024 shares of common stock issued and outstanding)	$22.36

Class X
Net asset value, offering price and redemption price per share
($5,983,906 ÷ 333,941 shares of common stock issued and outstanding)	$17.92

Class Z
Net asset value, offering price and redemption price per share
($674,363,846 ÷ 28,795,861 shares of common stock issued and outstanding)	$23.42

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	21

Statement of Operations

September 30, 2007

Net Investment Income
Income
Unaffiliated dividend income	$16,367,479
Affiliated dividend income	3,472,221
Affiliated income from securities loaned, net	1,580,634

Total income	21,420,334

Expenses
Management fee	10,021,829
Distribution fee—Class A	1,993,325
Distribution fee—Class B	655,198
Distribution fee—Class C	1,111,470
Distribution fee—Class L	32,635
Distribution fee—Class M	139,559
Distribution fee—Class R	31,883
Distribution fee—Class X	36,051
Transfer agent’s fee and expenses (including affiliated expense of $1,110,700)	2,091,000
Reports to shareholders	245,000
Custodian’s fees and expenses	151,000
Registration fees	141,000
Legal fees and expenses	30,000
Directors’ fees	28,000
Insurance	25,000
Audit fee	20,000
Miscellaneous	24,805

Total expenses	16,777,755

Net investment income	4,642,579

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	58,126,171
Net change in unrealized appreciation on investments	181,938,679

Net gain on investments	240,064,850

Net Increase In Net Assets Resulting From Operations	$244,707,429

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations:
Net investment income (loss)	$4,642,579	$(1,934,275)
Net realized gain on investments	58,126,171	63,189,112
Net change in unrealized appreciation (depreciation) on investments	181,938,679	(9,942,060)

Net increase in net assets resulting from operations	244,707,429	51,312,777

Distribution from net realized gains (Note 1)
Class A	(34,411,394)	(56,013,612)
Class B	(3,956,754)	(10,845,594)
Class C	(5,294,768)	(3,756,566)
Class R	(137,674)	(12,133)
Class Z	(13,403,026)	(5,231,019)

	(57,203,616)	(75,858,924)

Fund share transactions (net of share conversions) ( Note 6)
Net proceeds from shares sold	936,221,640	494,148,089
Net asset value of shares issued in connection with merger (Note 8)	79,444,150	—
Net asset value of shares issued in reinvestment of distributions	45,528,969	71,714,418
Cost of shares reacquired	(309,841,953)	(164,352,639)

Net increase in net assets from Fund share transactions	751,352,806	401,509,868

Total increase	938,856,619	376,963,721

Net Assets:
Beginning of year	923,974,420	547,010,699

End of year(a)	$1,862,831,039	$923,974,420

(a) Includes undistributed net investment income of:	$4,632,865	$—

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	23

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2007, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

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Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets of the Fund up to $1 billion and .65 of 1% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .68 of 1% for the year ended September 30, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, L, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, L, M, R, and X shares, pursuant to plans of distribution, (the “Distribution Plans”), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .50 of 1% of the Class A and Class R shares, respectively.

Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

continued

PIMS has advised the Fund that it received approximately $915,100 front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2007. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2007, it received approximately $500, $80,400, $22,200, 20,200 and $7,600 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of ..07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2007, the Fund incurred approximately $832,000, in total networking fees, of which approximately $16,000 and $133,000, respectively, was paid to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

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For the year ended September 30, 2007, Prudential Equity Group, LLC, a wholly-owned subsidiary of Prudential, earned approximately $20,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2007, PIM has been compensated approximately $151,600 for these services.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2007 were $1,309,368,292 and $707,017,951, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investments and paid in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investments and paid-in capital in excess of par. For the year ended September 30, 2007, the adjustments were to decrease undistributed net investment income by $7,501, decrease accumulated net realized gain on investments by $12,146,069 and to increase paid-in capital in excess of par by $12,153,570 due to reclassification of disallowed losses on wash sales from reorganization, deferred director’s compensation from reorganization, capital loss carryforward from reorganization and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended September 30, 2007 and 2006, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $18,608,025 and $27,462,463 of ordinary income and $38,595,591 and $48,396,461 of long-term capital gains, respectively.

Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

As of September 30, 2007, the accumulated undistributed earnings on a tax basis were $28,525,080 of ordinary income and $27,982,249 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,239,355,217	$317,335,215	$40,938,044	$276,397,171

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 2007 of approximately $9,447,000 of which $1,916,000 expires in 2008, $6,126,000 expires in 2009, and $1,405,000 expires in 2010. The Fund utilized approximately of $1,929,000 of capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2007. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of reorganization. Utilization of these capital loss carryforwards were limited in accordance with income tax regulations. As of September 30, 2007, approximately $110,666,000 of its capital loss carryforward were written-off due to loss limitations. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares purchased are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately

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seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of common stock authorized $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z common stock. Class A shares consist of 190 million authorized shares. Class B, Class C, Class L and Class M shares each consist of 180 million authorized shares. Class X consist of 170 million shares. Class R, and Class Z shares consist of 85 million shares. As of September 30, 2007, Prudential owned 138 Class R shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	17,189,625	$363,014,665
Shares issued in connection with merger	682,544	13,780,961
Shares issued in reinvestment of dividends	1,540,214	31,173,939
Shares reacquired	(8,863,723)	(188,099,463)

Net increase (decrease) in shares outstanding before conversion	10,548,660	219,870,102
Shares issued upon conversion from Class B, M and X	684,244	14,646,413

Net increase (decrease) in shares outstanding	11,232,904	$234,516,515

Year ended September 30, 2006:
Shares sold	12,433,857	$244,335,840
Shares issued in reinvestment of dividends	2,865,754	53,016,458
Shares reacquired	(6,027,002)	(118,184,040)

Net increase (decrease) in shares outstanding before conversion	9,272,609	179,168,258
Shares issued upon conversion from Class B	1,031,452	19,810,934

Net increase (decrease) in shares outstanding	10,304,061	$198,979,192

Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2007:
Shares sold	592,084	$9,852,932
Shares issued in connection with merger	378,993	6,125,665
Shares issued in reinvestment of dividends	227,089	3,683,387
Shares reacquired	(601,079)	(10,196,959)

Net increase (decrease) in shares outstanding before conversion	597,087	9,465,025
Shares reacquired upon conversion into Class A	(578,277)	(9,745,564)

Net increase (decrease) in shares outstanding	18,810	$(280,539)

Year ended September 30, 2006:
Shares sold	881,593	$14,301,832
Shares issued in reinvestment of dividends	687,773	10,406,012
Shares reacquired	(654,644)	(10,474,979)

Net increase (decrease) in shares outstanding before conversion	914,722	14,232,865
Shares reacquired upon conversion into Class A	(1,265,009)	(19,810,934)

Net increase (decrease) in shares outstanding	(350,287)	$(5,578,069)

Class C
Year ended September 30, 2007:
Shares sold	2,888,913	$47,975,904
Shares issued in connection with merger	948,519	15,308,783
Shares issued in reinvestment of dividends	218,300	3,540,821
Shares reacquired	(1,070,819)	(18,231,496)

Net increase (decrease) in shares outstanding	2,984,913	$48,594,012

Year ended September 30, 2006:
Shares sold	3,517,110	$56,774,168
Shares issued in reinvestment of dividends	216,837	3,280,739
Shares reacquired	(653,808)	(10,505,210)

Net increase (decrease) in shares outstanding	3,080,139	$49,549,697

Class L
Period March 2, 2007* through September 30, 2007:
Shares sold	1,366	$29,103
Shares issued in connection with merger	569,504	11,441,330
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(88,955)	(1,927,535)

Net increase (decrease) in shares outstanding	481,915	$9,542,898

*	Inception date.

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Class M	Shares	Amount
Period March 2, 2007* through September 30, 2007:
Shares sold	24,725	$418,273
Shares issued in connection with merger	1,634,004	26,377,993
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(242,845)	(4,199,976)

Net increase (decrease) in shares outstanding before conversion	1,415,884	22,596,290
Shares reacquired upon conversion into Class A	(273,412)	(4,812,089)

Net increase (decrease) in shares outstanding	1,142,472	$17,784,201

Class R
Year ended September 30, 2007:
Shares sold	537,324	$11,453,416
Shares issued in reinvestment of dividends	6,822	137,523
Shares reacquired	(83,975)	(1,814,562)

Net increase (decrease) in shares outstanding	460,171	$9,776,377

Year ended September 30, 2006:
Shares sold	125,721	$2,483,537
Shares issued in reinvestment of dividends	636	11,756
Shares reacquired	(20,236)	(396,374)

Net increase (decrease) in shares outstanding	106,121	$2,098,919

Class X
Period March 2, 2007* through September 30, 2007:
Shares sold	4,479	$75,441
Shares issued in connection with merger	396,992	6,409,418
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(62,507)	$(1,080,519)

Net increase (decrease) in shares outstanding before conversion	338,964	5,404,340
Shares reacquired upon conversion into Class A	(5,023)	(88,760)

Net increase (decrease) in shares outstanding	333,941	$5,315,580

Class Z
Year ended September 30, 2007:
Shares sold	23,000,715	$503,401,906
Shares issued in reinvestment of dividends	332,065	6,993,299
Shares reacquired	(3,784,384)	(84,291,443)

Net increase (decrease) in shares outstanding	19,548,396	$426,103,762

Year ended September 30, 2006:
Shares sold	8,306,339	$176,252,712
Shares issued in reinvestment of dividends	260,796	4,999,453
Shares reacquired	(1,218,984)	(24,792,036)

Net increase (decrease) in shares outstanding	7,348,151	$156,460,129

*	Inception date.

Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Note 8. Reorganization

On March 2, 2007, Jennison Small Company acquired all of the net assets of Strategic Partners Small Cap Growth Fund, a series of the Strategic Partners Mutual Funds Inc., pursuant to a plan of reorganization approved by the Strategic Partners Mutual Funds Inc. on December 15, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M, and Class X shares for the corresponding classes of Jennison Small Company.

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SP Small Cap Growth		Jennison Small Company
Class	Shares	Class	Shares	Value
A	2,412,213	A	682,544	$13,780,961
B	1,134,870	B	378,993	6,125,665
C	2,814,174	C	948,519	15,308,783
L	2,028,605	L	569,504	11,441,330
M	4,847,947	M	1,634,004	26,377,993
X	6,409,418	X	396,992	6,409,418

The aggregate net assets and unrealized appreciation/(depreciation) of the Merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
SP Small Cap Growth	$79,444,150	$9,516,188

The aggregate net assets of Jennison Small Company immediately before the acquisition was $1,324,903,350.

Jennison Small Company Fund, Inc.	35

Financial Highlights

Class A
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.73

Income (loss) from investment operations:
Net investment income (loss)	.07
Net realized and unrealized gain on investment transactions	3.79

Total from investment operations	3.86

Less Distributions:
Distributions from net realized gains	(1.09)

Net asset value, end of year	$22.50

Total Return(b):	20.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$941,912
Average net assets (000)	$797,330
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.12%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income (loss)	.32%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	51%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2006(a)	2005	2004(a)	2003

$20.48	$18.71	$15.72	$11.41

(.04)	(.02)	(.10)	(.08)
2.01	4.19	3.09	4.39

1.97	4.17	2.99	4.31

(2.72)	(2.40)	—	—

$19.73	$20.48	$18.71	$15.72

10.46%	24.46%	19.02%	37.77%

$604,534	$416,456	$314,904	$281,920
$518,412	$358,647	$308,040	$240,794

1.17%	1.23%	1.23%	1.32%
.92%	.98%	.98%	1.07%
(.20)%	(.10)%	(.53)%	(.60)%

66%	78%	71%	51%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	37

Financial Highlights

continued

Class B
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.04

Income (loss) from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain on investment transactions	3.05

Total from investment operations	2.97

Less Distributions:
Distributions from net realized gains	(1.09)

Net asset value, end of year	$17.92

Total Return(b):	19.28%
Ratios/Supplemental Data:
Net assets, end of year (000)	$65,430
Average net assets (000)	$65,520
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment loss	(.44)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2006(a)	2005	2004(a)	2003

$17.25	$16.21	$13.72	$10.03

(.15)	(.17)	(.20)	(.17)
1.66	3.61	2.69	3.86

1.51	3.44	2.49	3.69

(2.72)	(2.40)	—	—

$16.04	$17.25	$16.21	$13.72

9.65%	23.57%	18.15%	36.79%

$58,254	$68,701	$93,190	$103,475
$64,596	$80,151	$107,565	$96,667

1.92%	1.98%	1.98%	2.07%
.92%	.98%	.98%	1.07%
(.97)%	(.83)%	(1.30)%	(1.35)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	39

Financial Highlights

continued

Class C
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.03

Income (loss) from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain on investment transactions	3.05

Total from investment operations	2.98

Less Distributions:
Distributions from net realized gains	(1.09)

Net asset value, end of year	$17.92

Total Return(b):	19.28%
Ratios/Supplemental Data:
Net assets, end of year (000)	$131,201
Average net assets (000)	$111,147
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment loss	(.40)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2006(a)	2005	2004(a)	2003

$17.25	$16.21	$13.72	$10.03

(.14)	(.17)	(.20)	(.17)
1.64	3.61	2.69	3.86

1.50	3.44	2.49	3.69

(2.72)	(2.40)	—	—

$16.03	$17.25	$16.21	$13.72

9.65%	23.57%	18.15%	36.79%

$69,557	$21,692	$17,330	$17,612
$42,326	$18,627	$18,052	$15,375

1.92%	1.98%	1.98%	2.07%
.92%	.98%	.98%	1.07%
(.86)%	(.99)%	(1.29)%	(1.34)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	41

Financial Highlights

continued

	Class L
	March 2, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$20.09

Income from investment operations:
Net investment income	.05
Net realized and unrealized gain on investment transactions	2.23

Total from investment operations	2.28

Net asset value, end of period	$22.37

Total Return(c):	11.35%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,783
Average net assets (000)	$11,345
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.37	%(d)
Expenses, excluding distribution and service (12b-1) fees	.87	%(d)
Net investment income	.37	%(d)

(a)	Inception date of Class L shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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	Class M
	March 2, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.14

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investment transactions	1.78

Total from investment operations	1.77

Net asset value, end of period	$17.91

Total Return(c):	10.97%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,457
Average net assets (000)	$24,257
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87	%(d)
Expenses, excluding distribution and service (12b-1) fees	.87	%(d)
Net investment loss	(.12	)%(d)

(a)	Inception date of Class M shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total investment returns for the periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class R

Year Ended September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.67

Income from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain on investment transactions	3.76

Total from investment operations	3.78

Less Distributions:
Distributions from net realized gains	(1.09)

Net asset value, end of period	$22.36

Total Return(c):	19.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$12,701
Average net assets (000)	$6,377
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.37%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income (loss)	.12%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total investment returns for the periods of less than one full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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Class R
Year Ended September 30,		May 10, 2004(a) through September 30, 2004(b)
2006(b)	2005

$20.47	$18.72	$17.58

(.07)	(.02)	(.07)
1.99	4.17	1.21

1.92	4.15	1.14

(2.72)	(2.40)	—

$19.67	$20.47	$18.72

10.25%	24.27%	6.48%

$2,121	$35	$2,590	(d)
$677	$12	$647	(d)

1.42%	1.48%	1.48	%(f)
.92%	.98%	.98	%(f)
(.34)%	(.36)%	(.49	)%(f)

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

	Class X
	March 2, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.14

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investment transactions	1.79

Total from investment operations	1.78

Net asset value, end of period	$17.92

Total Return(c):	11.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,984
Average net assets (000)	$6,266
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87	%(d)
Expenses, excluding distribution and service (12b-1) fees	.87	%(d)
Net investment loss	(.14	)%(d)

(a)	Inception date of Class X shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total investment returns for the periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.49

Income (loss) from investment operations:
Net investment income (loss)	.14
Net realized and unrealized gain on investment transactions	3.88

Total from investment operations	4.02

Less Distributions:
Distributions from net realized gains	(1.09)

Net asset value, end of year	$23.42

Total Return(b):	20.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$674,364
Average net assets (000)	$460,435
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.87%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income (loss)	.62%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment return for periods of less than one full year are not annualized.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2006(a)	2005	2004(a)	2003

$21.13	$19.18	$16.07	$11.64

.02	.04	(.05)	(.05)
2.06	4.31	3.16	4.48

2.08	4.35	3.11	4.43

(2.72)	(2.40)	—	—

$20.49	$21.13	$19.18	$16.07

10.80%	24.72%	19.35%	38.06%

$189,508	$40,126	$55,246	$83,754
$97,368	$46,314	$66,315	$73,512

.92%	.98%	.98%	1.07%
.92%	.98%	.98%	1.07%
.09%	.15%	(.29)%	(.35)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	49

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2007) as to the federal income tax status of distributions paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2007, distributions paid from short-term capital gains of $0.3534 for Class A, B, C, R and Z shares, which are taxable as ordinary income. In addition, the Fund paid $0.7330 per share for Class A, B, C, R and Z shares from long-term capital gain, which is taxable as such.

Further, we wish to advise you that the corporate dividends received deduction for the Fund is 20.61%. Only funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

For the fiscal year ended September 30, 2007, the Fund designated 19.86% as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 100% of short-term capital gain distributions as interest related dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2007.

Jennison Small Company Fund, Inc.	51

Management of the Fund

(Unaudited)

Information pertaining to the Directors of Jennison Small Company Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1997(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Director since 1996(3) Oversees 140 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Small Company Fund, Inc.	53

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Small Company Fund, Inc.	55

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Small Company Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Small Company Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, expense caps or waivers) in relation to its Peer Universe (the

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Lipper Retail and Institutional Small-Cap Core Funds Performance Universe) was in the second quartile over the one-year period, in the first quartile over the three-year period, in the third quartile over the five-year period, and in the fourth quartile over the ten-year period. The Board also noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods, though it underperformed its benchmark index during the ten-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual, actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	13.55%	20.68%	6.71%	—
Class B	14.28	21.08	6.52	—
Class C	18.28	21.17	6.52	—
Class L	N/A	N/A	N/A	N/A (3/5/07)
Class M	N/A	N/A	N/A	N/A (3/5/07)
Class R	19.80	N/A	N/A	17.89% (5/10/04)
Class X	N/A	N/A	N/A	N/A (3/5/07)
Class Z	20.20	22.31	7.57	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	20.16%	22.06%	7.32%	—
Class B	19.28	21.17	6.52	—
Class C	19.28	21.17	6.52	—
Class L	N/A	N/A	N/A	N/A (3/5/07)
Class M	N/A	N/A	N/A	N/A (3/5/07)
Class R	19.80	N/A	N/A	17.89% (5/10/04)
Class X	N/A	N/A	N/A	N/A (3/5/07)
Class Z	20.20	22.31	7.57	—

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Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.17%; Class B, 1.87%; Class C, 1.87%; Class L, 1.37%; Class M, 1.87%; Class R, 1.62%; Class X, 1.87%; Class Z, 0.87%. Net operating expenses apply to: Class A, 1.12%; Class B, 1.87%; Class C, 1.87%; Class L, 1.37%; Class M, 1.87%; Class R, 1.37%; Class X, 1.87%; Class Z, 0.87%, after contractual reduction through 1/31/2008.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1997) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that covers all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a

Jennison Small Company Fund, Inc.

Growth of a $10,000 Investment (continued)

12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer •
Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Company Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	JSCCL	JSCCM	PSCRX	JSCCX	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P601	47629P700	47629P502	47629P809	47629P403

MF109E    IFS-A140917    Ed. 11/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended September 30, 2007 and September 30, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,859 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $340,700 and $21,300, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Small Company Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	November 26, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	November 26, 2007

*	Print the name and title of each signing officer under his or her signature.